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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 4, 2004
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                           SPEEDWAY MOTORSPORTS, INC.
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               (Exact Name of Registrant as Specified in Charter)



       Delaware                      1-13582                     51-0363307
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(State or other jurisdiction       (Commission                  (IRS Employer
of incorporation)                  File Number)              Identification No.)




5555 Concord Parkway South, Concord, North Carolina                 28027
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:           (704) 455-3239
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                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 12. Results of Operations and Financial Conditions.

     On August 4, 2004, Speedway Motorsports, Inc. issued a press release, which is attached as Exhibit 99.1 to this report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

Exhibit Number             Description
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99.1                       Press Release dated August 4, 2004
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SPEEDWAY MOTORSPORTS, INC.



Date:    August 4, 2004        By:      /s/ Marylaurel E. Wilks
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                                        Marylaurel E. Wilks
                                        Vice President and General Counsel